UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 3, 2011

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AMD Place

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 3, 2011, Advanced Micro Devices, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company voted on the following five proposals, each of which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 10, 2011 (the “Proxy”):

Proposal No. 1: Election of Directors. The following individuals were elected to the Company’s Board of Directors:

Nominee	For	Against	Abstain	Broker Non- votes
Bruce L. Chaflin	392,547,926	4,880,403	1,877,277	130,610,579
W. Michael Barnes	392,593,559	4,812,675	1,899,372	130,610,579
John E. Caldwell	392,663,125	4,703,146	1,939,335	130,610,579
Henry WK Chow	382,035,586	15,404,150	1,865,870	130,610,579
Craig A. Conway	383,930,960	13,351,645	2,023,001	130,610,579
Nicholas M. Donofrio	373,457,431	23,943,318	1,904,857	130,610,579
H. Paulett Eberhart	329,444,086	67,959,071	1,902,449	130,610,579
Waleed Al Muhairi	391,795,100	5,173,460	2,337,046	130,610,579
Robert B. Palmer	389,917,776	7,578,365	1,809,465	130,610,579

Proposal No. 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	Against	Abstain	Broker Non-Votes
519,274,268	7,456,776	3,185,141	0

Proposal No. 3: Approval of the 2011 Executive Incentive Plan. The Company’s 2011 Equity Incentive Plan was approved.

For	Against	Abstain	Broker Non-Votes
384,117,169	12,618,842	2,569,595	130,610,579

Proposal No. 4: Approval on a Non-Binding, Advisory Basis of the Compensation of our Named Executive Officers (“Say-on-Pay”). The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy.

For	Against	Abstain	Broker Non-Votes
374,275,960	20,291,111	4,738,535	130,610,579

Proposal No. 5: Approval on a Non-Binding, Advisory Basis Whether Say-on-Pay Should Occur Every Year, Every Two Years or Every Three Years. The stockholders recommended, on a non-binding advisory basis, that a stockholder advisory vote on the compensation paid to the Company’s named executive officers should occur every year.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
333,339,604	3,456,512	41,512,469	20,997,021	130,610,579

Based on these results, the Company has decided to hold a stockholder advisory vote on the compensation of the Company’s named executive officers every year, until the next stockholder advisory vote on the frequency of the stockholder advisory vote on the compensation of named executive officers. A stockholder advisory vote on the frequency of stockholder advisory votes on the compensation paid to the Company’s named executive officers is required to be held at least once every six years.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2011	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Faina Medzonsky
	Name:	Faina Medzonsky
	Title:	Assistant Secretary

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